UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of The

Securities Exchange Act of 1934

February 5, 2019

Date of Report (Date of earliest event reported)

PennantPark Investment Corporation

(Exact name of registrant as specified in its charter)

Maryland	814-00736	20-8250744
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 15th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

212-905-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On February 5, 2019, PennantPark Investment Corporation (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) and submitted three matters to the vote of stockholders. The proposals are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on December 7, 2018. As of November 19, 2018, the record date, 69,053,958 shares of common stock were eligible to vote. A summary of the matters voted upon by the stockholders is set forth below.

Proposal 1. The Company’s stockholders elected one Class III director of the Company, who will serve until the 2022 Annual Meeting and until his successor is duly elected and qualifies.

The voting results as of February 5, 2019, as certified by the inspector of election, are set forth below:

Name	For	Withheld	Broker Non Votes
Arthur H. Penn	34,549,010	7,312,816	20,776,556
% of Shares Voted	82.53%	17.47%	N/A

Proposal 2. The Company’s stockholders ratified the selection of RSM US LLP to serve as the Company’s independent registered public accounting firm for the year ending September 30, 2019.

The voting results as of February 5, 2019, as certified by the inspector of election, are set forth below:

	For	Against	Abstain
Shares Voted	60,316,659	1,766,952	554,771
% of Shares Voted	96.30%	2.82%	0.88%

Proposal 3. The Company’s stockholders approved of the Company immediately becoming subject to a minimum asset coverage ratio of at least 150%, permitting the Company (without giving effect to any exemptive relief with respect to Small Business Administration debentures) to double its amount of debt incurrence earlier than the effective date of November 13, 2019, pursuant to the Small Business Credit Availability Act.

The voting results as of February 5, 2019, as certified by the inspector of election, are set forth below:

	For	Against	Abstain	Broker NonVotes
Shares Voted	37,977,131	2,608,094	1,276,601	20,776,556
% of Shares Voted	90.72%	6.23%	3.05%	N/A

Item 8.01     Other Events

The Company previously announced that its board of directors, including a “required majority” (as defined in Section 57(o) of the Investment Company Act of 1940, as

amended (the “1940 Act”)), approved the application to the Company of the 150% minimum asset coverage ratio set forth in Section 61(a)(2) of the 1940 Act, which would have become effective November 13, 2019. However, as a result of the Company’s stockholder approval at the Annual Meeting, effective February 6, 2019, the asset coverage ratio under the 1940 Act applicable to the Company has been decreased from 200% to 150%, permitting the Company to incur additional leverage.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PennantPark Investment Corporation

Date: February 8, 2019	/s/ AVIV EFRAT
Aviv Efrat Chief Financial Officer & Treasurer